UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2009

CHINA GREEN AGRICULTURE, INC.

(Exact name of Registrant as specified in charter)

Nevada	000-18606	36-3526027
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)

3rd Floor, Borough A, Block A.
No.181 South Taibai Road
Xi’an, Shaanxi Province
People’s Republic of China 710065

(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (011)-86-29-88266368

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐ Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange   Act   (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition

On November 11, 2009, the registrant issued a press release announcing (i) certain financial results for the fiscal quarter ended September 30, 2009; (ii) guidance for the second quarter of fiscal year of 2010 and its increased guidance for the fiscal year of 2010; and (iii) a conference call to be held by the registrant on Thursday, November 12, 2009 at 9:00 a.m. Eastern Standard Time to discuss the results of operations for the quarter ended September 30, 2009.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits.

(d)           Exhibits.

The following is filed as an exhibit to this report:

Exhibit No.	Description

99.1	Press Release, dated November 11, 2009

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 11, 2009

CHINA GREEN AGRICULTURE, INC. (Registrant)

By:	/s/ Tao Li
Tao Li,
President and Chief Executive Officer